                                                                   EXHIBIT 10.10




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                                PLUG POWER, LLC

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                        LLC INTEREST PURCHASE AGREEMENT

                        ------------------------------

                         Dated as of February 16, 1999




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

                                                                   Exhibit 10.10

                        LLC INTEREST PURCHASE AGREEMENT

     AGREEMENT, dated as of February 16,1999, between PLUG POWER, LLC, a Delaware limited liability company (the "Company"), and Kevin Lindsay (the "Investor").

     WHEREAS, the Company proposes to issue and sell to the Investor an aggregate of 60,000 Shares of Class A Membership Interests (the "Purchased Securities") for an aggregate purchase price of $400,000;

WHEREAS, the Investor desires to purchase the Purchased Securities;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions. Unless otherwise defined in context or the context
          -----------
otherwise requires, capitalized terms used in this Agreement are defined on
Schedule I hereto, which is incorporated herein by reference and made a part of this Agreement. Such terms shall be applicable to both the singular and plural forms of any of the terms therein- defined.

     2.   Sale and Purchase. Upon the terms and subject to the conditions herein
          -----------------
contained, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company, on the Closing Date, the Purchased Securities. The Investor shall pay to the Company $400,000 for the Purchased Securities.

     3.   Closing.
          -------

          (a) The Closing shall occur at the offices of Plug Power, 968 Albany-Shaker Road, Latham, New York 12110, at the hour of 10:00 A.M., Eastern Standard Time, on the Closing Date.

          (b) At the Closing, the Company shall deliver to the Investor a certificate evidencing the Purchased Securities, which certificate shall be registered in the Investor's name, against delivery to the Company of payment by check or wire transfer of immediately available funds to an account specified in writing by the Company on or before the Closing Date in an amount equal to $400,000.

          (c) At the Closing, the Investor shall execute the Limited Liability Company Agreement as a Class A Member.

     4.   Restrictions on Transfer of Securities. Removal of Restrictions on
          ------------------------------------------------------------------
Transfer of Securities.
----------------------

          (a) The Investor understands and agrees that the Purchased Securities have not been registered under the Securities Act, and that accordingly they will not be fully transferable except as permitted under various exemptions contained in or promulgated by the

Commission under the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. The Investor acknowledges that he must bear the economic risk of his investment in the Purchased Securities for an indefinite period of time since they has not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available.

          (b)  The Investor hereby agrees with the Company as follows:

          (i) The certificates evidencing the Purchased Securities, and each certificate issued in transfer thereof, will bear a legend to the following effect:

          "The securities evidenced by this certificate have not been registered under the Securities Act of 1933 and have been taken for investment purposes only and not with a view to the distribution thereof, and such securities may not be sold or transferred unless there is an effective registration statement under such Act covering such securities or the issuer corporation receives an opinion of counsel (which may be counsel for the issuer corporation) stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of such Act."

          (ii) The certificates representing the Purchased Securities, and each certificate issued in transfer thereof, will also bear any legend required under any applicable state securities law.

          (iii) Absent an effective registration statement under the Securities Act, covering the disposition of such securities, the Investor shall not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Purchased Securities without first providing the Company with an opinion of counsel (which may be counsel for the Company) to the effect that such sale, transfer, assignment, pledge, hypothecation or other disposition will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities laws, except that no such registration or opinion shall be required with respect to (A) a transfer not involving a change in beneficial ownership or
(B) a sale to be effected in accordance with Rule 144 of the Commission under the Securities Act (or any comparable exemption).

          (iv) The Investor consents to the Company's making a notation on its records or giving instructions to any transfer agent of the Purchased Securities in order to implement the restrictions on transfer of the Purchased Securities set forth in this subsection (c).

     5.   Representations and Warranties by the Company.   In order to induce
          ---------------------------------------------
the Investor to enter into this Agreement and to purchase the Purchased Securities, the Company hereby represents and warrants to the Investor as follows:

          5.1  Organization. Standing. etc. The Company is a limited liability
               ----------------------------
company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business, to own and hold its properties and assets, to enter into this Agreement, to issue the Purchased Securities and to carry out the provisions hereof. The copies of the Certificate of Formation and Limited Liability Company Agreement of the Company, which have been delivered to the Investor prior to the execution of this Agreement are true and complete and have not been amended or repealed.

          5.2  Qualification. The Company is duly qualified or licensed as a
               -------------
foreign limited liability company in good standing in each jurisdiction wherein the nature of its activities or its properties owned or leased makes such qualification, licensing or domestication necessary.

          5.3  Capitalization. The authorized capitalization of the Company
               --------------
consists of 25,000,000 Shares of Class A Membership Interests and 3,000,000 Shares of Class B Membership Interests. As of the Closing Date, and prior to the issuance of the Investor Interest, the Company has 20,000,000 Shares of Class A Membership Interests and no Shares of Class B Membership Interests outstanding. All of the issued and outstanding Shares of the Company have been, and all of the Shares to be sold to the Investor will be, upon payment therefor, duly authorized and validly issued and fully paid and nonassessable. As of the Closing Date, and prior to the issuance of the Warrant, the Company has warrants and options outstanding, which upon exercise and payment of an aggregate of $89,100,000 to the Company, will entitle the holders of such warrants and options to an aggregate of 11,250,000 Shares of Class A Membership Interests and 2,033,900 Shares of Class B Membership Interests. Other than such warrants and-options, and the Warrant, there are no convertible securities with respect to the Company or agreements, arrangements or understandings to issue convertible securities with respect to the Company.

          5.4  Company Authority. The Company has the power and authority to
               -----------------
execute and deliver this Agreement. The execution and delivery of this Agreement has been duly authorized by all necessary Company action.

          5.5  Binding Obligations. This Agreement constitutes the legal, valid
               -------------------
and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

          5.6  Brokers or Finders.  No Person has or will have, as a result of
               ------------------
the transactions contemplated herein and any action or omission of the Company, any right or valid claim against the Company or any Investor for any commission, fee or other compensation as a finder or broker, or in any similar capacity.

          5.7  Legal Proceedings. There are no actions, proceedings or claims
               -----------------
pending or, to the knowledge of the Company, threatened against, relating to or affecting the Company or any of its assets or property, which, if determined adversely to the Company, would have a material adverse effect on the results of operations, financial condition or business of the Company.

          5.8  Class A Membership Interests. The holders of Shares of Class A
               ----------------------------
Membership Interests and the number of Shares held by such holders are as set forth on Schedule 5.8.

          5.9  Warrants and Options. The holders of options and warrants to
               --------------------
purchase Shares of Class A Membership Interests, the number of Shares underlying such options and warrants, the exercise price for such warrants and options and the expiration dates of such options and warrants are as set forth on Schedule 5.9.

     6.   Representatives and Warranties by the Investor. In order to induce the
          ----------------------------------------------
Company to enter into this Agreement and to sell the Purchased Securities, the Investor hereby represents and warrants to the Company as follows:

          6.1  Binding Obligation. The Investor has the legal capacity to
               ------------------
execute and deliver this Agreement and to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Investor and constitutes a legal, valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency, and other similar laws affecting the enforcement of creditors' rights generally.

          6.2  Purchase For Investment. The Investor hereby represents and
               -----------------------
warrants to the Company that he is acquiring the Purchased Securities for investment purposes only, for his own account, and not as nominee or agent for any other Person, and not with the view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. The Investor represents and warrants that he is an "accredited investor," as such term is defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act, or is not a resident of, or domiciled in, the United States or any territory or possession thereof, and the Investor shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

     7.   Miscellaneous
          -------------

          7.1  Amendment. This Agreement may be amended, supplemented or
               ---------
modified only by a written instrument duly executed by or on behalf of each party hereto.

          7.2  Notices. All notices, receipts, consents, instructions, approvals
               -------
and other communications required or permitted hereunder shall be validly given, if in writing and delivered personally, by confirmed telecopy or sent by registered or certified mail or nationally recognized air courier service or overnight courier service, postage prepaid:

          (a) If to the Investor, at the following address or at such other address as the Investor may specify by written notice to the Company:

               8435 Jackson Park Boulevard
               Wauwatosa, Wisconsin 533226

                    With a copy to:

               Schoenberg, Fisher, Newman & Rosenberg, Ltd.
               222 S. Riverside Plaza
               Chicago, IL 60606
               Attn: Melvin S. Newman

          (b) If to the Company, at the following address or at such other address as the Company may specify by written notice to Investor:

               Plug Power, LLC
               968 Albany-Shaker Road
               Latham, NY 12110
               Attention: Ana-Maria Galeano, Esq.

                    With a copy to:

               Morgan, Lewis & Bockius LLP
               101 Park Avenue
               New York, NY 10178
               Attention: David W. Pollak, Esq.

and each such notice, request, consent, instruction, approval and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered, if delivered personally, or, if sent by mail, at the earlier of its actual receipt or three (3) days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid, or if sent by telecopier, when confirmed, or if sent by air courier, two (2) days after the same has been deposited with such air courier, or if sent by overnight courier, one (1) day after the same has been deposited with such overnight courier.

          7.3  Survival of Representations and Warranties, etc.  All
               ------------------------------------------------
representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and the sale and purchase of the Purchased Securities and payment therefor.

          7.4  Severability. Should any one or more of the provisions of this
               ------------
Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

          7.5  Headings.  The headings of the Sections and paragraphs of this
               --------
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          7.6  Choice of Law. It is the intention of the parties that the
               -------------
internal substantive laws, and not the laws of conflicts, of the State of New York should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

          7.7  Fees and Expenses. The fees and expenses arising, in connection
               -----------------
with the negotiation and execution of this Agreement and the Warrant and consummation of the transactions contemplated hereby and thereby, shall be paid by the party incurring such fees.

          7.8  Confidentiality.  The Investor will hold in strict confidence
               ---------------
from any Person, unless compelled to disclose by judicial or administrative process or by other requirements of any law all documents and information concerning the Company furnished to it by or on behalf of the Company in connection with or pursuant to this Agreement or the transactions contemplated hereby and thereby, except to the extent that such documents or information can be shown to have been in the public domain through no fault of the Investor.

          7.9  No Assignment. Neither this Agreement nor any right, interest or
               -------------
obligation hereunder may be assigned (by operation of law or otherwise) by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void.

          7.10      Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                              PLUG POWER, LLC


                              By: /s/ Gary Mittleman
                                 --------------------------------------
                                    Name:
                                    Title:


                              /s/ Kevin Lindsey
                              -------------------------------
                              Kevin Lindsay

               SCHEDULE 1 TO THE LLC INTEREST PURCHASE AGREEMENT
               -------------------------------------------------

     This Schedule 1 to that certain LLC Interest Purchase Agreement (the "Agreement"), dated as of February 16, 1999, between Plug Power, LLC and the Investor set forth therein, defines certain of the terms used therein and is made a part thereof.

     "Class A Membership Interests" means the Class A Membership Interests as
      ----------------------------
defined in the Company's Limited Liability Company Agreement.

     "Class B Membership Interests" means the Class B Membership Interests as
      ----------------------------
defined in the Company's Limited Liability Company Agreement.

     "Closing" means the closing of the sale and purchase by the Investor of the
      -------
Purchased Securities on the Closing Date.

     "Closing Date" means February 16, 1999, or such different time or day as
      ------------
the Investor and the Company shall agree.

     "Commission" means the United States Securities and Exchange Commission or
      ----------
any similar agency then having jurisdiction to enforce the Securities Act.

     "Limited Liability Company Agreement" means the Limited Liability Company
      -----------------------------------
Agreement of the Company, dated as of June 27, i 997, as amended by the First, Second, Third and Fourth Amendments thereto, respectively dated April 24, 1998, June 10, 1998, November 30, 1998 and January 29, 1999.

     "Person" shall include any natural person, corporation, trust, association,
      ------
company, partnership, joint venture and other entity and any Governmental Authority.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Shares" means units of Class A Membership Interests or Class B Membership
      ------
Interests.

                                  Schedule 5.8
                          Class A Membership Interests
                            As of February 15, 1999



 Edison Development        Mechanical        GE On-Site Power,
       Corp.             Technology Inc.          Inc.            Total
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    10,000,000             7,750,000           2,250,000        20,000,000

                                  Schedule 5.9
             Warrants and Options for Class A Membership Interests
                            As of February 15, 1999


Option/Warrant    Type of            Date of            Expiration Date     No. Of Shares                    Exercise price
Holder            Agreement          Agreement          of Agreement                                         per share
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
MTI               Option              4/24/98           4/23/99             250,000                            $  1.00

MTI               Option              6/15/98           6/14/99           2,000,000                            $  1.00

MTI & EDC         Equity              None                               *1,000,000        Each for CY         $  7.50
                  Contribution &                                                           Period Ending
                  Warrant                                                                  12/31/99
                                                                         *2,000,000        Each for CY
                                                                                           Period Ending
                                                                                           12/31/00

GE On-Site        Call Option         2/5/99            Later of          3,000,000                            $ 12.50
 Power, Inc.                                            12/31/00 or 1st
                                                        anniversary of
                                                        Plug Power's
                                                        IPO.  Not later
                                                        than 12/31/03


*If the Board of Managers determines that Plug Power requires additional funding.

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